Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Third Quarter		Year-to-Date
	2014	2013	2014	2013
NET SALES	$2,902.2	$2,758.3	$8,427.2	$8,091.7
COSTS AND EXPENSES
Cost of sales	1,852.1	1,770.7	5,363.6	5,189.9
Gross margin	1,050.1	987.6	3,063.6	2,901.8
% of Net Sales	36.2%	35.8%	36.4%	35.9%
Selling, general and administrative	650.2	669.6	1,960.8	2,011.5
% of Net Sales	22.4%	24.3%	23.3%	24.9%
Operating margin	399.9	318.0	1,102.8	890.3
% of Net sales	13.8%	11.5%	13.1%	11.0%
Other - net	61.8	66.6	182.0	208.8
Restructuring (credits) charges	(0.2)	28.5	(5.6)	40.6
Income from operations	338.3	222.9	926.4	640.9
Interest - net	40.4	36.1	121.6	109.1
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	297.9	186.8	804.8	531.8
Income taxes on continuing operations	56.8	17.3	177.3	80.3
NET EARNINGS FROM CONTINUING OPERATIONS	241.1	169.5	627.5	451.5
Less: net (loss) earnings attributable to non-controlling interests	(0.3)	(0.3)	0.8	(0.9)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	241.4	169.8	626.7	452.4
NET LOSS FROM DISCONTINUED OPERATIONS	(4.7)	(3.8)	(11.6)	(18.2)
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$236.7	$166.0	$615.1	$434.2

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.54	$1.10	$4.01	$2.91
Discontinued operations	(0.03)	(0.02)	(0.07)	(0.12)
Total basic earnings per share of common stock	$1.51	$1.07	$3.94	$2.80
DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.50	$1.07	$3.92	$2.85
Discontinued operations	(0.03)	(0.02)	(0.07)	(0.11)
Total diluted earnings per share of common stock	$1.47	$1.04	$3.85	$2.74
DIVIDENDS PER SHARE	$0.52	$0.50	$1.52	$1.48
AVERAGE SHARES OUTSTANDING (in thousands)
Basic	156,628	155,043	156,278	155,140
Diluted	160,582	158,925	159,755	158,717

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	September 27, 2014	December 28, 2013
ASSETS
Cash and cash equivalents	$486.8	$496.2
Accounts and notes receivable, net	1,861.1	1,633.0
Inventories, net	1,758.0	1,485.2
Assets held for sale	4.7	10.1
Other current assets	341.5	344.2
Total current assets	4,452.1	3,968.7
Property, plant and equipment, net	1,448.1	1,485.3
Goodwill and other intangibles, net	10,355.9	10,632.9
Other assets	477.7	448.2
Total assets	$16,733.8	$16,535.1
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$432.7	$402.6
Accounts payable	1,713.5	1,575.9
Accrued expenses	1,236.4	1,236.2
Liabilities held for sale	4.7	6.3
Total current liabilities	3,387.3	3,221.0
Long-term debt	3,856.8	3,799.4
Other long-term liabilities	2,445.7	2,634.2
Stanley Black & Decker, Inc. shareowners’ equity	6,960.8	6,799.2
Non-controlling interests’ equity	83.2	81.3
Total liabilities and equity	$16,733.8	$16,535.1

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Third Quarter		Year-to-Date
		2014	2013	2014	2013
	OPERATING ACTIVITIES
	Net earnings from continuing operations	$241.1	$169.5	$627.5	$451.5
	Net loss from discontinued operations	(4.7)	(3.8)	(11.6)	(18.2)
	Depreciation and amortization	112.6	108.8	337.4	322.7
	Changes in working capital[1]	(168.6)	(244.2)	(443.0)	(371.6)
	Other	68.7	69.3	24.0	(248.1)
	Net cash provided by operating activities	249.1	99.6	534.3	136.3
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(60.2)	(88.7)	(179.4)	(245.3)
	Proceeds from sale of business / assets	5.8	1.0	12.8	96.5
	Acquisitions, net of cash acquired	—	(16.7)	(3.2)	(926.6)
	Proceeds from issuances of common stock	23.4	32.3	51.0	138.7
	Net short-term (repayments) borrowings	(48.8)	(70.9)	33.8	1,199.5
	Net investment hedge settlements	(29.2)	5.3	(65.0)	7.0
	Cash dividends on common stock	(81.4)	(77.5)	(240.5)	(235.0)
	Purchases of common stock for treasury	(1.3)	(7.8)	(20.7)	(32.6)
	Payment on forward share purchase contract	—	—	—	(350.0)
	Other	(86.3)	30.8	(132.5)	(35.4)
	Net cash used in investing and financing activities	(278.0)	(192.2)	(543.7)	(383.2)
	Decrease in Cash and Cash Equivalents	(28.9)	(92.6)	(9.4)	(246.9)
	Cash and Cash Equivalents, Beginning of Period	515.7	561.7	496.2	716.0
	Cash and Cash Equivalents, End of Period	$486.8	$469.1	$486.8	$469.1

	Free Cash Flow Computation[2]
	Operating cash inflow	$249.1	$99.6	$534.3	$136.3
	Less: capital and software expenditures	(60.2)	(88.7)	(179.4)	(245.3)
	Free cash inflow (outflow) (before dividends)	$188.9	$10.9	$354.9	$(109.0)
	Merger & Acquisition-related charges and payments[4]	29.5	65.6	116.1	282.3
	Free cash inflow, normalized (before dividends)[3]	$218.4	$76.5	$471.0	$173.3

1	The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2,3
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized free cash flow, as reconciled above, is considered a meaningful pro forma metric to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

4
Merger & Acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Third Quarter		Year-to-Date
	2014	2013	2014	2013
NET SALES
Construction & DIY	$1,453.5	$1,332.0	$4,062.9	$3,874.0
Industrial	866.2	825.9	2,607.4	2,421.3
Security	582.5	600.4	1,756.9	1,796.4
Total	$2,902.2	$2,758.3	$8,427.2	$8,091.7
SEGMENT PROFIT
Construction & DIY	$239.7	$198.4	$627.0	$574.3
Industrial	136.2	114.6	416.8	321.6
Security	63.9	61.4	180.5	173.5
Segment Profit	439.8	374.4	1,224.3	1,069.4
Corporate Overhead	(39.9)	(56.4)	(121.5)	(179.1)
Total	$399.9	$318.0	$1,102.8	$890.3
Segment Profit as a Percentage of Net Sales
Construction & DIY	16.5%	14.9%	15.4%	14.8%
Industrial	15.7%	13.9%	16.0%	13.3%
Security	11.0%	10.2%	10.3%	9.7%
Segment Profit	15.2%	13.6%	14.5%	13.2%
Corporate Overhead	(1.4)%	(2.0)%	(1.4)%	(2.2)%
Total	13.8%	11.5%	13.1%	11.0%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Third Quarter 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	Gross margin	$1,050.1	$0.1	$1,050.2
	% of Net Sales	36.2%		36.2%
	Selling, general and administrative	650.2	(8.1)	642.1
	% of Net Sales	22.4%		22.1%
	Operating margin	399.9	8.2	408.1
	% of Net Sales	13.8%		14.1%
	Earnings from continuing operations before income taxes	297.9	8.4	306.3
	Income taxes on continuing operations	56.8	0.7	57.5
	Net earnings from continuing operations	241.4	7.7	249.1
	Diluted earnings per share of common stock	$1.50	$0.05	$1.55

1	Merger and acquisition-related charges relate primarily to integration and consulting costs.

		Third Quarter 2013
		Reported	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
	Gross margin	$987.6	$5.3	$992.9
	% of Net Sales	35.8%		36.0%
	Selling, general and administrative	669.6	(31.9)	637.7
	% of Net Sales	24.3%		23.1%
	Operating margin	318.0	37.2	355.2
	% of Net Sales	11.5%		12.9%
	Earnings from continuing operations before income taxes	186.8	67.2	254.0
	Income taxes on continuing operations	17.3	16.0	33.3
	Net earnings from continuing operations	169.8	51.3	221.1
	Diluted earnings per share of common stock	$1.07	$0.32	$1.39

2
Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

3
The normalized 2014 and 2013 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	Gross margin	$3,063.6	$1.5	$3,065.1
	% of Net Sales	36.4%		36.4%
	Selling, general and administrative	1,960.8	(19.7)	1,941.1
	% of Net Sales	23.3%		23.0%
	Operating margin	1,102.8	21.2	1,124.0
	% of Net Sales	13.1%		13.3%
	Earnings from continuing operations before income taxes	804.8	16.4	821.2
	Income taxes on continuing operations	177.3	(3.2)	174.1
	Net earnings from continuing operations	626.7	19.6	646.3
	Diluted earnings per share of common stock	$3.92	$0.13	$4.05

1	Merger and acquisition-related charges relate primarily to integration and consulting costs, as well as employee-related matters.

		Year-to-Date 2013
		Reported	Merger & Acquisition- Related and Other Charges[2]	Normalized[3]
	Gross margin	$2,901.8	$26.4	$2,928.2
	% of Net Sales	35.9%		36.2%
	Selling, general and administrative	2,011.5	(90.3)	1,921.2
	% of Net Sales	24.9%		23.7%
	Operating margin	890.3	116.7	1,007.0
	% of Net Sales	11.0%		12.4%
	Earnings from continuing operations before income taxes	531.8	178.6	710.4
	Income taxes on continuing operations	80.3	50.0	130.3
	Net earnings from continuing operations	452.4	128.6	581.0
	Diluted earnings per share of common stock	$2.85	$0.81	$3.66

2
Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as a restructuring reversal due to the termination of a previously approved restructuring action.

3
The normalized 2014 and 2013 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Third Quarter 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$239.7	$0.1	$239.8
	Industrial	136.2	1.2	137.4
	Security	63.9	0.3	64.2
	Segment Profit	439.8	1.6	441.4
	Corporate Overhead	(39.9)	6.6	(33.3)
	Total	$399.9	$8.2	$408.1
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	16.5%		16.5%
	Industrial	15.7%		15.9%
	Security	11.0%		11.0%
	Segment Profit	15.2%		15.2%
	Corporate Overhead	(1.4)%		(1.1)%
	Total	13.8%		14.1%

1	Merger and acquisition-related charges relate primarily to integration and consulting costs.

		Third Quarter 2013
		Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$198.4	$3.1	$201.5
	Industrial	114.6	2.3	116.9
	Security	61.4	11.9	73.3
	Segment Profit	374.4	17.3	391.7
	Corporate Overhead	(56.4)	19.9	(36.5)
	Total	$318.0	$37.2	$355.2
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	14.9%		15.1%
	Industrial	13.9%		14.2%
	Security	10.2%		12.2%
	Segment Profit	13.6%		14.2%
	Corporate Overhead	(2.0)%		(1.3)%
	Total	11.5%		12.9%

2
Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

3
The normalized 2014 and 2013 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the merger and acquisition-related charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2014
		Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$627.0	$0.7	$627.7
	Industrial	416.8	4.6	421.4
	Security	180.5	3.8	184.3
	Segment Profit	1,224.3	9.1	1,233.4
	Corporate Overhead	(121.5)	12.1	(109.4)
	Total	$1,102.8	$21.2	$1,124.0
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	15.4%		15.4%
	Industrial	16.0%		16.2%
	Security	10.3%		10.5%
	Segment Profit	14.5%		14.6%
	Corporate Overhead	(1.4)%		(1.3)%
	Total	13.1%		13.3%

1	Merger and acquisition-related charges relate primarily to integration and consulting costs, as well as employee-related matters.

		Year-to-Date 2013
		Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Construction & DIY	$574.3	$9.2	$583.5
	Industrial	321.6	20.8	342.4
	Security	173.5	27.1	200.6
	Segment Profit	1,069.4	57.1	1,126.5
	Corporate Overhead	(179.1)	59.6	(119.5)
	Total	$890.3	$116.7	$1,007.0
	Segment Profit as a Percentage of Net Sales
	Construction & DIY	14.8%		15.1%
	Industrial	13.3%		14.1%
	Security	9.7%		11.2%
	Segment Profit	13.2%		13.9%
	Corporate Overhead	(2.2)%		(1.5)%
	Total	11.0%		12.4%

2
Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

3
The normalized 2014 and 2013 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the merger and acquisition-related charges.